UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 14, 2026
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Energy Way Kennett Square, Pennsylvania 19348-2473 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On May 14, 2026, Constellation Energy Generation, LLC (Constellation) issued and sold $750,000,000 in aggregate principal amount of 4.550% Senior Notes due 2029 (the 2029 Senior Notes), $600,000,000 in aggregate principal amount of 4.800% Senior Notes due 2032 (the 2032 Senior Notes) and $850,000,000 in aggregate principal amount of 5.300% Senior Notes due 2036 (the 2036 Senior Notes, and collectively with the 2029 Senior Notes and the 2032 Senior Notes, the Senior Notes). See Item 2.03 below for a description of the Senior Notes and related agreements.

Section 2 – Financial Information
Item 2.03(a). Creation of a Direct Financial Obligation

The Senior Notes were issued under an indenture, dated as of September 28, 2007, between Constellation and U.S. Bank Trust Company, National Association, as trustee.

The proceeds of the Senior Notes will be used, after deducting underwriters’ discounts and commissions and other estimated fees and expenses, to (i) to repay short-term borrowings, including commercial paper obligations and (ii) for general corporate purposes.

The 2029 Senior Notes will bear interest at the rate of 4.550% per year. The 2032 Senior Notes will bear interest at the rate of 4.800% per year. The 2036 Senior Notes will bear interest at the rate of 5.300% per year. Interest on the 2029 Senior Notes and 2036 Senior Notes is payable on June 1 and December of each year, beginning on December 1, 2026. Interest on the 2032 Senior Notes is payable on January 15 and July 15 of each year, beginning on July 15, 2026. The 2029 Senior Notes will mature on June 1, 2029. The 2032 Senior Notes will mature on January 15, 2032. The 2036 Senior Notes will mature on June 1, 2036.

The Senior Notes are subject to optional redemption as provided in the Senior Notes.

In connection with the issuance of the Senior Notes, Ballard Spahr LLP provided Constellation with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1.

A copy of the Underwriting Agreement dated May 12, 2026 among Constellation, Barclays Capital Inc., BNP Paribas Securities Corp., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein is filed as Exhibit 1.1 to this report.

Reference is made to the Form of 2029 Senior Note attached as Exhibit 4.1, the Form of 2032 Senior Note attached as Exhibit 4.2 and the Form of 2036 Senior Note attached as Exhibit 4.3 for additional covenants, events of default and other terms and conditions of the Senior Notes.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement dated May 12, 2026 among Constellation, Barclays Capital Inc., BNP Paribas Securities Corp., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein

4.1	Form of 2029 Senior Note
4.2	Form of 2032 Senior Note
4.3	Form of 2036 Senior Note
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File – the cover page XBRL tabs are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY GENERATION, LLC

/s/ Shane P. Smith
Shane P. Smith
Executive Vice President and Chief Financial Officer
Constellation Energy Generation, LLC

May 14, 2026

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated May 12, 2026 among Constellation, Barclays Capital Inc., BNP Paribas Securities Corp., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein

4.1	Form of 2029 Senior Note
4.2	Form of 2032 Senior Note
4.3	Form of 2036 Senior Note
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File – the cover page XBRL tabs are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL